Exhibit 99.1


April 13, 2005


Securities and Exchange Commission
450 Fifth Street N.W.
Washington D.C.  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 3, 2004, to be filed by our former client, Wilder Richman Historic Properties II, L.P. We agree with the statements contained in Item 4 made in response to that Item insofar as they relate to our firm.


Very truly yours,

Rosenberg, Neuwirth & Kuchner
Certified Public Accountants, P.C.